UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 16, 2019, MetLife, Inc. (the “Company”) entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Underwriting Agreement”) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of ¥25,200,000,000 aggregate principal amount of its 0.495% Senior Notes due 2026 (the “2026 Senior Notes”), ¥64,900,000,000 aggregate principal amount of its 0.769% Senior Notes due 2029 (the “2029 Senior Notes”), ¥10,700,000,000 aggregate principal amount of its 0.898% Senior Notes due 2031 (the “2031 Senior Notes”), ¥26,500,000,000 aggregate principal amount of its 1.189% Senior Notes due 2034 (the “2034 Senior Notes”) and ¥24,400,000,000 aggregate principal amount of its 1.385% Senior Notes due 2039 (the “2039 Senior Notes” and, together with the 2026 Senior Notes, the 2029 Senior Notes, the 2031 Senior Notes and the 2034 Senior Notes, the “Senior Notes”), each among the Company and SMBC Nikko Securities America, Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. International plc, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

The Senior Notes are being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333- 214708), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 18, 2016, and a prospectus supplement related to the Senior Notes dated May 16, 2019 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.

1.1	Underwriting Agreement, dated May 16, 2019, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated May 16, 2019, among the Company and the representatives of the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Tamara Schock
Name:	Tamara Schock
Title:	Executive Vice President and Chief Accounting Officer

Date: May 20, 2019